                                                                   Exhibit 3.16

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

                  Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1. The name of the corporation is SOUTH CAROLINA ELECTRIC & GAS COMPANY.

     2. On , the corporation adopted the following Amendment(s) of its Articles of Incorporation:

                                                     NOT APPLICABLE

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows:

     (a) The number of redeemable shares of the corporation reacquired by redemption or purchase is 9,407 itemized as follows:

         Class                                      Series         No. of Shares

         Cumulative Preferred Stock ($50 par value)   4.50%               1,600
         Cumulative Preferred Stock ($50 par value)   4.60% (Series A)    1,842
         Cumulative Preferred Stock ($50 par value)   5.125%              2,000
         Cumulative Preferred Stock ($50 par value)   6.00%                 565
         Cumulative Preferred Stock ($50 par value)   4.60% (Series B)    3,400

         (b) The aggregate number of issued shares of the corporation after giving effect to such cancellation is 41,656,443, itemized as follows:

                  Class                            Series         No. of Shares

 Cumulative Preferred Stock ($50 par value)          5%                 25,209
       "          "         "          "             4.60%                   0
       "          "         "          "             4.50%              12,800
       "          "         "          "             4.60% (Series A)   20,052
       "          "         "          "             5.125%             68,000
       "          "         "          "             4.60% (Series B)   61,200
       "          "         "          "             6%                 73,035
       "          "         "          "             9.40%                   0
       "          "         "    ($100 par value)    8.12%                   0
       "          "         "          "             7.70%                   0
       "          "         "          "             8.40%                   0
       "          "         "     ($50 par value)    8.72%                   0
       "          "         "    ($100 par value)   6.52%            1,000,000

 Common Stock ($4.50 par value)                      ------         40,296,147
                                                                    ----------
                                                                    41,656,443

         (c) The amount of the stated capital of the corporation after giving effect to such cancellation is $299,347,461.50.

         (d) The number of shares which the corporation has authority to issue after giving effect to such cancellation is 56,450,296, itemized as follows:

         Class                                   Series           No. of Shares

Cumulative Preferred Stock ($50 par value)          5%                  125,209
      "          "         "          "             4.60%                     0
      "          "         "          "             4.50%                12,800
      "          "         "          "             4.60% (Series A)     20,052
      "          "         "          "             5.125%               68,000
      "          "         "          "             4.60% (Series B)     61,200
      "          "         "          "             6%                   73,035
      "          "         "          "             9.40%                     0
      "          "         "    ($100 par value)    8.12%                     0
      "          "         "          "             7.70%                     0
      "          "         "          "             8.40%                     0
      "          "         "    ($50 par value)     8.72%                     0
      "          "         "    ($100 par value)    6.52%             1,000,000

Serial Preferred Stock  ($50 par value)  (1 vote)    ---                640,000
Serial Preferred Stock  ($100 par value) (1 vote)    ----             1,750,000
Serial Preferred Stock  ($25 par value)  (1/4 vote)  ----             2,000,000
Serial Preferred Stock  ($50 par value)  (1/2 vote)  ----               700,000
Common Stock  ($4.50 par value)                      ----            50,000,000
                                                                     ----------
                                                                     56,450,296
                    --
4.       (a)      |__|     Amendment(s) adopted by shareholder action.

                  At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

         Number of  Number of   Number of Votes  Number of Undisputed
         Voting   Outstanding   Votes Entitled     Represented at   Shares Voted
         Group      Shares       to be Cast       the meeting        For Against
                    ---
         (b) |XX| The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Sections 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code,
         as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of the acceptance for filing by the Secretary of State (See Section 33-1-230(b)):

                                    SOUTH CAROLINA ELECTRIC & GAS COMPANY


Date:  May 19, 1999                 By:_s/Lynn M. Williams_____________________
                                    ------------------
                                    Secretary

                                  Exhibit 3.17
                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

                  Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1. The name of the corporation is SOUTH CAROLINA ELECTRIC & GAS COMPANY.

     2. On , the corporation adopted the following Amendment(s) of its Articles of Incorporation:

                                 NOT APPLICABLE

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows:

     (a) The number of redeemable shares of the corporation reacquired by redemption or purchase is 3,600 itemized as follows:

                  Class                       Series            No. of Shares

  Cumulative Preferred Stock ($50 par value)   4.50%               1,600
  Cumulative Preferred Stock ($50 par value)   4.60% (Series A)    2,000


         (b) The aggregate number of issued shares of the corporation after giving effect to such cancellation is 41,652,843, itemized as follows:

                     Class                          Series         No. of Shares

  Cumulative Preferred Stock ($50 par value)         5%               125,209
        "          "         "          "            4.60%                  0
        "          "         "          "            4.50%             11,200
        "          "         "          "            4.60% (Series A)  18,052
        "          "         "          "            5.125%            68,000
        "          "         "          "            4.60% (Series B)  61,200
        "          "         "          "            6%                73,035
        "          "         "          "            9.40%                  0
        "          "         "    ($100 par value)   8.12%                  0
        "          "         "          "            7.70%                  0
        "          "         "          "            8.40%                  0
        "          "         "     ($50 par value)   8.72%                  0
        "          "         "    ($100 par value)  6.52%           1,000,000

  Common Stock ($4.50 par value)                                   40,296,147
                                                                   ----------
                                                                   41,652,843

         (c) The amount of the stated capital of the corporation after giving effect to such cancellation is $299,167,461.50.

         (d) The number of shares which the corporation has authority to issue after giving effect to such cancellation is 56,446,696, itemized as follows:

        Class                                     Series          No. of Shares

 Cumulative Preferred Stock ($50 par value)         5%                  125,209
       "          "         "          "            4.60%                     0
       "          "         "          "            4.50%                11,200
       "          "         "          "            4.60% (Series A)     18,052
       "          "         "          "            5.125%               68,000
       "          "         "          "            4.60% (Series B)     61,200
       "          "         "          "            6%                   73,035
       "          "         "          "            9.40%                     0
       "          "         "    ($100 par value)   8.12%                     0
       "          "         "          "            7.70%                     0
       "          "         "          "            8.40%                     0
       "          "         "    ($50 par value)    8.72%                     0
       "          "         "    ($100 par value)   6.52%             1,000,000

 Serial Preferred Stock  ($50 par value)  (1 vote)                      640,000
 Serial Preferred Stock  ($100 par value) (1 vote)                    1,750,000
 Serial Preferred Stock  ($25 par value)  (1/4 vote)                  2,000,000
 Serial Preferred Stock  ($50 par value)  (1/2 vote)                    700,000
 Common Stock  ($4.50 par value)                                     50,000,000
                                                                     ----------
                                                                     56,446,696
                    --
4.       (a)      |__|     Amendment(s) adopted by shareholder action.

                  At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

Number of  Number of    Number of Votes Number of Undisputed
 Voting    Outstanding  Votes Entitled  Represented at      Shares Voted
  Group     Shares       to be Cast      the meeting         For   Against
          --
         (b) |XX| The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Sections 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code,
         as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of the acceptance for filing by the Secretary of State (See Section 33-1-230(b)):

                                  SOUTH CAROLINA ELECTRIC & GAS COMPANY


Date:  August 13, 1999            By:_s/Lynn M. Williams______________________
                                          Secretary

                                                                    Exhibit 3.18

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

                  Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1. The name of the corporation is SOUTH CAROLINA ELECTRIC & GAS COMPANY.

     2. On , the corporation adopted the following Amendment(s) of its Articles of Incorporation:

                                 NOT APPLICABLE

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows:

     (a) The number of redeemable shares of the corporation reacquired by redemption or purchase is 3,200 itemized as follows:

                  Class                                 Series     No. of Shares

         Cumulative Preferred Stock ($50 par value)     6.00%          3,200


         (b) The aggregate number of issued shares of the corporation after giving effect to such cancellation is 41,649,643, itemized as follows:

                  Class
Series                     No. of Shares

  Cumulative Preferred Stock ($50 par value)          5%                 125,209
        "          "         "          "             4.60%                    0
        "          "         "          "             4.50%               11,200
        "          "         "          "             4.60% (Series A)    18,052
        "          "         "          "             5.125%              68,000
        "          "         "          "             4.60% (Series B)    61,200
        "          "         "          "             6%                  69,835
        "          "         "          "             9.40%                    0
        "          "         "    ($100 par value)    8.12%                    0
        "          "         "          "             7.70%                    0
        "          "         "          "             8.40%                    0
        "          "         "     ($50 par value)    8.72%                    0
        "          "         "     ($100 par value)   6.52%            1,000,000

  Common Stock ($4.50 par value)                                      40,296,147
                                                                     ----------
                                                                      41,649,643

         (c) The amount of the stated capital of the corporation after giving effect to such cancellation is $299,007,461.50.

         (d) The number of shares which the corporation has authority to issue after giving effect to such cancellation is 56,446,696, itemized as follows:

                  Class                            Series          No. of Shares

 Cumulative Preferred Stock ($50 par value)         5%                  125,209
       "          "         "          "            4.60%                     0
       "          "         "          "            4.50%                11,200
       "          "         "          "            4.60% (Series A)     18,052
       "          "         "          "            5.125%               68,000
       "          "         "          "            4.60% (Series B)     61,200
       "          "         "          "            6%                   69,835
       "          "         "          "            9.40%                     0
       "          "         "    ($100 par value)   8.12%                     0
       "          "         "          "            7.70%                     0
       "          "         "          "            8.40%                     0
       "          "         "    ($50 par value)    8.72%                     0
       "          "         "    ($100 par value)   6.52%             1,000,000

 Serial Preferred Stock  ($50 par value)  (1 vote)                      640,000
 Serial Preferred Stock  ($100 par value) (1 vote)                    1,750,000
 Serial Preferred Stock  ($25 par value)  (1/4 vote)                  2,000,000
 Serial Preferred Stock  ($50 par value)  (1/2 vote)                    700,000
 Common Stock  ($4.50 par value)                        ----         50,000,000
                                                                     ----------
                                                                     56,443,496
                    --
4.       (a)      |__|     Amendment(s) adopted by shareholder action.

                  At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

Number of  Number of    Number of Votes  Number of Undisputed
 Voting     Outstanding  Votes Entitled   Represented at       Shares Voted
 Group      Shares       to be Cast       the meeting          For  Against
           ---
         (b) |XX| The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to Sections 33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina Code,
         as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of the acceptance for filing by the Secretary of State (See Section 33-1-230(b)):

                             SOUTH CAROLINA ELECTRIC & GAS COMPANY


Date:  March 1, 2000       By:__s/Lynn M. Williams___________________________
                                    Secretary